                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                November 15, 2001
                Date of Report (Date of Earliest Event Reported)


 GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity Loan Trust 2001-1, Home Equity Loan Asset-Backed Certificates, Series 2001-1)


                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                     333-95349                   68-0397342
         --------                     ---------                   ----------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

            100 Wood Hollow Drive, Doorstop #22210, Novato, CA 94945
            --------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.         Other Events
                ------------

                GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Certificates, Series 2001-1 ("Series 2001-1 Certificates").

                The following exhibit which relates specifically to the Series 2001-1 Certificates is included with this Current Report:

Item 7(c).      Exhibits
                --------

                10.1 Monthly Payment Date Statement distributed to holders of Series 2001-1 Certificates dated November 15, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2001



                                    GREENPOINT MORTGAGE
                                    SECURITIES INC.



                                    By:  /s/ Robert C. Bernstein
                                       -----------------------------------------
                                       Robert C. Bernstein
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                    Page Number
--------------                                                    -----------

10.1    Monthly Payment Date Statement distributed to holders
        of Series 2001-1 Certificates dated November 15, 2001 .......... 5